EXHIBIT (31)(b)

Certification of Financial Statements and Internal Controls

I, William H. Carter, certify that:

1.   I have reviewed this Annual Report on Form 10-K of Borden Chemical, Inc. (BCI);

2.   Based on my knowledge, this annual report does not contain any untrue statement of material fact or omit to state a material fact necessary to make the statements                made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this annual report;

3.   Based on my knowledge, the financial statements, and other financial information included in this annual report, fairly present in all material respects the financial                condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this annual report;

4.   BCI’s other certifying officer and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(c)                and 15d-15(e) for BCI and have:

a.   Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that                 material information relating to BCI, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the                 period in which this annual report is being prepared;

b.   Evaluated the effectiveness of BCI’s disclosure controls and procedures and presented in this annual report our conclusions about the effectiveness of the                disclosure controls and procedures, as of the end of the period covered by this annual report based on such evaluation; and

c.   Disclosed in this annual report any change in BCI’s internal control over financial reporting that occurred during BCI’s most recent fiscal quarter (BCI’s                fourth fiscal quarter in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, BCI’s internal control over                financial reporting; and

5.   BCI’s other certifying officer and I have disclosed, based on our most recent evaluation of internal control over financial reporting, to BCI’s auditors and the audit                committee of BCI’s board of directors (or persons performing the equivalent functions):

a.   All significant deficiencies in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect BCI’s ability                to record, process, summarize and report financial information; and

b   Any fraud, whether or not material, that involves management or other employees who have a significant role in BCI’s internal control over financial                reporting.

Date: March 29, 2004

s/s William H. Carter
William H. Carter
Chief Financial Officer